Exhibit 10.3
3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195

February 21, 2012

Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment #20 to Statement of Work #4903RL1112 (“SOW”) dated February 21, 2012

This Amendment #20 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

1. Replace section 11.0 RESERVED of the SOW in its entirety with the following:

11.0    Disaster Recovery Plan
Supplier shall maintain throughout the term of this SOW a formal disaster recovery plan which covers Supplier's ability to continue Product shipment and maintain contracted commitments in the event of a disaster.

2. Add “Product Unique Attachment 10” for “Brocade 16Gb Fibre Channel Switch Module” attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

3. Add “Product Unique Attachment 11” for “Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter” attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

4. Add “Product Unique Attachment 12” for “Brocade 16Gb Fibre Channel Host Bus Adapter” attached hereto to the end of Attachment #1 to the SOW immediately after the existing Product Unique Attachments.

5. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of Cliff Yochelson. This amendment will be effective when signed by both parties.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 1 of 23
Amendment 20                                             IBM Brocade Confidential

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications
By: /s/ Kristen Styers	2/29/2012	By: /s/ Andrew A. Vandeveld
IBM Signature Date		Brocade Communications Date
Kristen Styers		Andrew A. Vandeveld
Printed Name		Printed Name
Mgr. Networking		VP GSI
Title & Organization		Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA		Address: 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL
By: /s/ Albert Soto______________________
Authorized Signature Date
February 27, 2012
Type or Print Name
Alberto Soto Vice President EMEA____________________
Title & Organization

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 2 of 23
Amendment 20                                             IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #10, EFFECTIVE FEBRUARY 21, 2012

1.0    PRODUCT DESCRIPTION

The Product is a Brocade 16Gb Fibre Channel Switch Module, Brocade 6547, based on Brocade ASIC technology designed with 48 total Fibre Channel ports, two (2) 1Gb Ethernet management ports (one internal and one external), and one (1) external RS232 serial management port. The 48 Fibre Channel ports consist of 20 external optical SFP+ ports and 28 internal serdes that connect through target servers via IBM's proprietary Flex midplane. The actual number of usable customer ports is dependent on specific product model and are activated/configurable via Brocade's Ports on Demand (POD) technology. Incorporated with all models is all Product code (e.g., Microcode and Programs), including licenses to the Fabric OS (FOS), and Enterprise Group Management software features, and any updates thereto delivered by Supplier.

The initial Product offerings are a 12-port Base model and a 24-port Enterprise model. The 12-port Base model ships with 12 active ports and Brocade's base Product code capabilities. The 24-port Enterprise model ships with 24 active ports, Brocade's base Product code capabilities, and Brocade's Advanced Fabric Service licenses (Fabric Watch, Advanced Performance Monitoring, ISL Trunking, Extended Fabrics, Adaptive Networking, and Server Application Optimization). A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1    Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 16Gb Fibre Channel Switch Module Product Requirements Document (“PRD”), filename “Brocade 16Gb ScSe for Beacon PRD 1.0.doc”, version 1.0 and any subsequent versions.

2.0    BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer's procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0    PROPRIETARY OWNERSHIP

3.1    Buyer Proprietary Ownership

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 3 of 23
Amendment 20                                             IBM Brocade Confidential

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide under Buyer Proprietary ownership.

3.2    Seller's Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

4.0    PART NUMBER UNIQUE TERMS

4.1    Product Price List and Description
See Attachment 6 to SOW #3, Consolidated Price List

4.2    Product Unit Terms and Repair Pricing
See Attachment 6 to SOW #3, Consolidated Price List

4.3    Warranty Period

The warranty period for the Product is [**] months from the date of shipment. For Product that ships with fibre channel optical transceivers or small form factor pluggables (SFPs), the SFP warranty is the same as the Product. For SFPs that are shipped separate from the equipment, the SFP warranty period is [**] months from the date of shipment. All other terms and conditions of SOW#3 Section 8.2 for warranty period apply to this PUA.

5.0    WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than 15 days	As mutually agreed upon	[**]	[**]
From 15 days to 30 days	[**]	[**]	[**]
From 30 days to 45 days	[**]	[**]	[**]
More than 45 days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0    Supplier Product Withdrawal

Supplier will provide Buyer with [**] written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] from the receipt of Supplier's notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 4 of 23
Amendment 20                                             IBM Brocade Confidential

However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer's request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer's last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer's request(s).

7.0    SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice.

8.0    COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

8.1    Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	Marketing Programs Director	Title	Global Commodity Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2    Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	Business Development	Title	Technical Project Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 5 of 23
Amendment 20                                             IBM Brocade Confidential

8.3    Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	General Counsel, Legal Department	Title	Global Commodity Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 6 of 23
Amendment 20                                             IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #11, EFFECTIVE FEBRUARY 21, 2012

1.0    PRODUCT DESCRIPTION

The Product is a Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter that offers two ports that can operate at 4/8/16Gb speeds. Incorporated with the model is all Product code (e.g., Microcode and Programs), including firmware, drivers and bootcode, and any updates thereto delivered by Supplier. A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1    Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter Product Requirements Document (“PRD”), filename “Brocade 16Gb FC Mezz Card for Beacon PRD 1.0.doc”, version 1.0 and any subsequent versions.

2.0    BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer's procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0    PROPRIETARY OWNERSHIP

3.1    Buyer Proprietary Ownership

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide under Buyer Proprietary ownership.

3.2    Seller's Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 7 of 23
Amendment 20                                             IBM Brocade Confidential

4.0    PART NUMBER UNIQUE TERMS

4.1    Product Price List and Description
See Attachment 6 to SOW #3, Consolidated Price List

4.2    Product Unit Terms and Repair Pricing
See Attachment 6 to SOW #3, Consolidated Price List
5.0    WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than 15 days	As mutually agreed upon	[**]	[**]
From 15 days to 30 days	[**]	[**]	[**]
From 30 days to 45 days	[**]	[**]	[**]
More than 45 days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0    Supplier Product WithdrawAL

Supplier will provide Buyer with [**] days' written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] days from the receipt of Supplier's notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] days prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] days prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer's request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer's last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer's request(s).

7.0    SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 8 of 23
Amendment 20                                             IBM Brocade Confidential

8.0    COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

8.1    Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	Marketing Programs Director	Title	Global Commodity Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 9 of 23
Amendment 20                                             IBM Brocade Confidential

8.2    Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	Business Development	Title	Technical Project Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.3    Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	General Counsel, Legal Department	Title	Global Commodity Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 10 of 23
Amendment 20                                             IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #12, EFFECTIVE FEBRUARY 21, 2012

1.0    PRODUCT DESCRIPTION

The Product is a Brocade 16Gb Fibre Channel Host Bus Adapter that offers two ports that can operate at 4/8/16Gb Fibre Channel speeds. This is offered as a single-port or dual-port model. Incorporated with the model is all Product code (e.g., Microcode and Programs), including firmware, drivers and bootcode, and any updates thereto delivered by Supplier. A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1    Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 16Gb Fibre Channel Host Bus Adapter Product Requirements Document (“PRD”), filename “Brocade 16Gb FC PCIe Card PRD v1.0 (Tuatara).doc”, version 1.0 and any subsequent versions.

2.0    BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer's procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0    PROPRIETARY OWNERSHIP

3.1    Buyer Proprietary Ownership

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide under Buyer Proprietary ownership.

3.2    Seller's Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 11 of 23
Amendment 20                                             IBM Brocade Confidential

4.0    PART NUMBER UNIQUE TERMS

4.1    Product Price List and Description
See Attachment 6 to SOW #3, Consolidated Price List

4.2    Product Unit Terms and Repair Pricing
See Attachment 6 to SOW #3, Consolidated Price List

4.3    Warranty Period

The warranty period for the Product is [**] months from the date of shipment. For Product that ships with fibre channel optical transceivers or small form factor pluggables (SFPs), the SFP warranty is the same as the Product. For SFPs that are shipped separate from the equipment, the SFP warranty period is [**] months from the date of shipment. All other terms and conditions of SOW#3 Section 8.2 for warranty period apply to this PUA.

5.0    WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than 15 days	As mutually agreed upon	[**]	[**]
From 15 days to 30 days	[**]	[**]	[**]
From 30 days to 45 days	[**]	[**]	[**]
More than 45 days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0    Supplier Product WithdrawAL

Supplier will provide Buyer with [**] days' written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] days from the receipt of Supplier's notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] days prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] days prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer's request during the [**] term. For delivery requests outside of the Notice Period or order requests after Buyer's last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer's request(s).

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 12 of 23
Amendment 20                                             IBM Brocade Confidential

7.0    SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice.

8.0    COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.
8.1    Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	Marketing Programs Director	Title	Global Commodity Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2    Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	Business Development	Title	Technical Project Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 13 of 23
Amendment 20                                             IBM Brocade Confidential

8.3    Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	General Counsel, Legal Department	Title	Global Commodity Manager
Address	130 Holger Way San Jose, CA 95134-1376	Address	3039 Cornwallis Road Raleigh, NC 27709-2195
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 14 of 23
Amendment 20                                             IBM Brocade Confidential

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

(see following pages)

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112                    Page 15 of 23
Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

PRODUCT PRICE LIST AND DESCRIPTION

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
2GBit/sec Software Products (Refer to EOL section for Switch Module)
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
2GBit/sec Software Products - Intel (Refer to EOL section for Switch Module)
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4GBit/sec Software & POD Products (Refer to EOL section for Switch Module)
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8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
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16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
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FCoE Switch Module
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 4Gb FC Single & Dual port HBA for System x
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Brocade 8Gb FC Single & Dual port HBA for System x
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Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
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Brocade 16Gb Fibre Channel Host Bus Adapter
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Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x
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Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
4Gb TRANSCEIVERS
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8Gb TRANSCEIVERS
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16Gb TRANSCEIVERS
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10Gb TRANSCEIVERS
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
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4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
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8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
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16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
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FCoE Switch Module
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*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.
The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival".

Buyer P/N	Supplier P/N	Description	Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY - NOT orderable by buyer)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 4Gb FC Single & Dual port HBA for System x *
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Brocade 8Gb FC Single & Dual port HBA for System x *
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Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
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Brocade 16Gb Fibre Channel Host Bus Adapter
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* Products listed are replacement only as covered by the warranties in the agreement.
Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair	Repair Price (USD)*
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x*
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Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
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* Products listed are replacement only as covered by the warranties in the agreement.
The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description		Repair Price (USD)*
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter (for DOA purposes only - NOT orderable by buyer)
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Brocade 16Gb Fibre Channel Host Bus Adapter (for DOA purposes only - NOT orderable by buyer)
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[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
4Gb TRANSCEIVERS
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8Gb TRANSCEIVERS
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16Gb TRANSCEIVERS
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10Gb TRANSCEIVERS
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* Products listed are replacement only as covered by the warranties in the agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential

Base Agreement #4999RO0015
Statement of Work #4903RL1112
Amendment 20 - Attachment 6
DATE: February 23, 2012 FINAL

PRODUCT PRICE LIST AND DESCRIPTION - END OF LIFE PRODUCTS ONLY

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
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2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module / INTEL) - END OF LIFE
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4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
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Goods Agreement #ROC-P-68; Statement of Work #4903RL1112

Amendment 20                                             IBM Brocade Confidential